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                                                                   Exhibit 23(b)





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 17, 1995 included in the Company's December 31, 1994 Form 10-K and to all references to our firm included in this Registration Statement.




                                        /S/ ARTHUR ANDERSEN LLP


                                        ARTHUR ANDERSEN LLP





Atlanta, Georgia
May 1, 1995